UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

PARTS iD, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38296	81-3674868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 642-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth under the caption “Bridge Loan / DIP Credit Agreement” in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership.

Bridge Loan / DIP Credit Agreement

On December 19, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”) and its subsidiary PARTS iD, LLC, a Delaware limited liability company (“PARTS iD, LLC and together with the Company, the “Debtors”) entered into a Credit Agreement (the “Credit Agreement”) with Fifth Star, Inc., a Delaware corporation (“Fifth Star”, and its various capacities, the “New Bridge Lender”, the “New Money DIP Lender”, the “Administrative Agent” and the “Plan Sponsor”) to which certain Roll-Up DIP Lenders (as defined therein) have joined the Credit agreement by execution of a Roll-Up Dip Lender supplement . In connection with the Company’s intention to commence voluntary cases under Chapter 11 of the Bankruptcy Code (as defined below), the Credit Agreement provides for a secured credit facility, pursuant to which (i) the New Bridge Lender has provided a prepetition term loan facility in an aggregate amount of up to $3,000,000 (less $500,000 towards reimbursement of legal and financial advisory expenses of Fifth Star) prior to the Petition Date (as defined below) (the “New Bridge Loan”), (ii) the New Money DIP Lender will provide a “new money” term loan facility in the form of post-petition debtor-in-possession financing under Section 364 of the Bankruptcy Code in an aggregate principal amount of up to $6,000,000, subject to the terms of the Credit Agreement and the DIP Order (as defined in the Credit Agreement) and (iii) certain of the previous loans provided to the Company in which the Company issued various promissory notes (the “Existing Bridge Loans”) in the aggregate principal amount of $3,300,000, and the New Bridge Loan will be exchanged into post-petition term loans thereunder.

The Credit Agreement also provides that following the occurrence of (i) the failure to meet any Milestone (as defined in the Credit Agreement), (ii) the occurrence of any Event of Default (as defined in the Credit Agreement), (iii) the failure to satisfy the Direct Investment Commitment Conditions (as defined in the Plan (as defined below)) that have not been waived or (iv) the failure to obtain affirmative votes of the Vendor Claims (as defined in the Credit Agreement) in sufficient amount and number to satisfy the requirements of class acceptance under the Bankruptcy Code upon tabulation of votes received on or prior to the Voting Deadline (as defined in the Credit Agreement), with such tabulation to occur within two business days following the Voting Deadline, the Plan Sponsor may, in lieu of the Plan, elect to (a) pursue a sale, pursuant to Section 363 of the Bankruptcy Code or otherwise, of all or substantially all of the Company’s assets, on terms and conditions acceptable to the Plan Sponsor with the Plan Sponsor serving as the stalking horse bidder and (b) provide an additional $6,000,000 post-petition debtor-in-possession term loan facility to fund such sale process.

As collateral for the obligations under the Credit Agreement, the Debtors have granted to the Administrative Agent, on behalf of the Secured Parties (as defined in the Credit Agreement) a security interest in all of Debtors’ right, title, and interest in, to and under all of Debtors’ property (inclusive of intellectual property), subject to certain exceptions, as set forth in the Security and Pledge Agreement (as defined in the Credit Agreement) and the Trademark Security Agreement (as defined in the Security and Pledge Agreement). Such security interest shall be subordinate to any valid, perfected and enforceable Lien (as defined in the Credit Agreement) securing the Prepetition Senior Secured Obligations (as defined in the Credit Agreement), including being junior to the liens granted to Lind Global Fund II LP (“Lind”) under that certain Securities Purchase Agreement, dated as of July 17, 2023, by and between the Company and Lind (as amended, the “Lind Agreement”)

The Credit Agreement also contains other customary representations and warranties, affirmative and negative covenants and events of default that are standard for agreements of this type.

The foregoing descriptions of the Credit Agreement, the Security and Pledge Agreement, the Trademark Security Agreement and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Credit Agreement, the Security and Pledge Agreement and the Trademark Security Agreement which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Voluntary Petition for Bankruptcy

As contemplated in the Credit Agreement, on December 20, 2023, the Company commenced solicitation of the Plan (as defined below). Thereafter, on December 26, 2023 (the “Petition Date”), the Debtors filed voluntary petitions (Case Numbers. 23-12098 and 23-12099) (the “Chapter 11 Cases”) for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The Debtors have sought approval of a variety of “first day” motions containing customary relief intended to enable the Debtors to continue ordinary course operations during the Chapter 11 Cases. The Debtors continue to operate their businesses as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additionally, the Debtors have requested the Bankruptcy Court schedule a hearing to confirm the Plan by no later than February 2, 2024, with a Plan voting deadline of January 8, 2024.

Additional information on the Chapter 11 Cases, including copies of all documents filed in the Chapter 11 Cases, can be found at: https://restructuring.ra.kroll.com/partsidballots. Interested parties who may have questions related to the Chapter 11 Cases may call the responsible claims agent at (844) 610-4783 (U.S./Canada, toll-free) or +1 (646) 777-2312 (international, toll) or email inquiries at partsidballots@ra.kroll.com.

It is unlikely that holders of the Company’s Class A common stock (the “Common Stock”) will receive any payment or other distribution on account of those shares following the Chapter 11 Cases. On the Plan Effective Date (as defined below), the Company’s existing securities shall be cancelled, released, and extinguished.

Prepacked Plan of Reorganization

On the Petition Date, the Debtors also filed with the Bankruptcy Court a pre-packaged Chapter 11 plan of reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”). The Plan contemplates, among other things, the following:

●	the Debtors will obtain a new debtor-in-possession multi-draw term loan financing facility pursuant to the Credit Agreement, consisting of (A) new money term loans in an aggregate principal amount of up to $12,000,000, and (B) term loans not to exceed the outstanding principal and accrued but unpaid interest owed under the New Bridge Loan and Existing Bridge Loans;

●	on the effective date of the Plan (the “Plan Effective Date”), the Company (as reorganized, “Reorganized PARTS iD”) will issue and the Plan Sponsor will purchase $26,000,000 of new preferred equity interests (“New Preferred Stock”);

●	on the Plan Effective Date, Reorganized PARTS iD will issue common equity interests (the “New Common Stock”);

●	the initial board of directors of Reorganized PARTS iD will implement a customary management incentive plan;

●	on the Plan Effective Date, the following distributions will be made:

o	holders of New Money DIP Claims (as defined in the Plan) will receive their pro rata share of New Preferred Stock;

o	holders of Tranche 1 Roll-Up DIP Claims and Tranche 2 Roll-Up DIP Claims (each as defined in the Plan) will receive their pro rata share of New Common Stock;

o	holders of Tranche 3 Roll-Up DIP Claims (as defined in the Plan) will receive cash equal to the amount of such Tranche 3 Roll-Up DIP Claims;

o	holders of Senior Secured Note Claims (as defined in the Plan) will receive cash in the aggregate amount of $4,224,500 minus any payments made to such Holders on account of such claims during the Chapter 11 Cases;

o	holders of MCA Claims (as defined in the Plan) will receive either the Wave Distribution or the RCNY Distribution, as applicable (each as defined in the Plan);

o	holders of Subordinated Secured Note Claims (as defined in the Plan) will be entitled to receive two (2) of the following, provided, however, that no holder of a Subordinated Secured Note Claim will receive, in the aggregate, more than 100% of amount of such holder’s Subordinated Secured Note Claim: (i) payment in cash of 55% of such Subordinated Secured Note Claim; (ii) such holder’s pro rata share from the net recoveries (after payments of fees, litigation financing and taxes) from the Litigation Proceeds (as defined in the Plan); and (iii) payment in cash upon the achievement of an EBITDA target to be agreed between the Plan Sponsor and the Debtors;

o	holders of Vendor Claims (as defined in the Plan) will receive cash in an amount equal to 25% of such Vendor Claim, and beginning the month following the Plan Effective Date, payment in the aggregate amount equal to 30% of its Vendor Claim, paid in equal monthly installments over a period of 36 months; and

o	holders of Convenience Claims (as defined in the Plan) will receive cash in an amount equal to 65% of its Convenience Claim.

During the Chapter 11 Cases, the Debtors intend to operate their business in the ordinary course and will seek authorization from the Bankruptcy Court to make payment in full on a timely basis to trade creditors, vendors, suppliers, customers and employees of undisputed amounts due prior to and during the Chapter 11 Cases.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Credit Agreement is incorporated by reference herein.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s indebtedness owed pursuant to the promissory notes issued under the Lind Agreement and that certain (i) Note and Warrant Purchase Agreement, dated as of March 6, 2023, by and between the Company and the purchasers party thereto, (ii) Note and Warrant Purchase Agreement, dated as of May 19, 2023, by and between the Company and the purchasers party thereto, (iii) Note and Warrant Purchase Agreement, dated as of June 14, 2023, by and between the Company and the purchaser party thereto, (iv) Note and Warrant Purchase Agreement, dated as of July 13, 2023, by and between the Company and the purchasers party thereto, (v) Note Purchase Agreement, dated as of October 9, 2023, by and between the Company and the purchaser party thereto, (vi) Note Purchase Agreement, dated as of November 2, 2023, by and between the Company and the purchaser party thereto and (vii) Note and Warrant Purchase Agreement, dated as of December 11, 2023, by and between the Company and the purchasers party thereto, as each may be amended, restated, supplemented or otherwise modified from time to time (the Lind Agreement and the agreements set forth in (i)-(vii) above, together with all amendments thereto, collectively the “Debt Instruments”).

The Debt Instruments provide that as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instrument are automatically stayed as a result of the Chapter 11 Cases, and the creditor’s rights of enforcement in respect of the Debt Instrument are subject to the applicable provisions of the Bankruptcy Code.

Cautionary Statement Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases and the Company’s ability to continue to operate as usual during the Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Credit Agreement, dated as of December 19, 2023, by and among PARTS iD, Inc. and PARTS iD, LLC, as Borrowers, Fifth Star, Inc., as New Bridge Lender and New Money DIP Lender, the Roll-Up DIP Lenders from time to time party thereto and Fifth Star, Inc., as Administrative Agent.
10.2	Pledge and Security Agreement, dated as of December 19, 2023, PARTS iD, Inc., PARTS iD, LLC and Fifth Star, Inc., as Administrative Agent.
10.3	Trademark Security Agreement, dated as of December 19, 2023, PARTS iD, LLC and Fifth Star, Inc., as Administrative Agent.
99.1.	Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTS ID, INC.

Date: December 26, 2023	By:	/s/ Lev Peker
		Name:	Lev Peker
		Title:	Chief Executive Officer